Exhibit 24(b)

                               POWER OF ATTORNEY

         Xerox  Credit   Corporation  (the  "Company")  and  each  person  whose
signature appears below authorize each of Sandeep B. Thakore and Martin S. Wagner to file, either in paper or electronic form, one or more Registration Statements and amendments thereto (including post-effective amendments), under the Securities Act of 1933 for the purpose of registering the offering and sale of a maximum of $1,000,000,000 in debt securities of the Company, which registration statements and amendments shall contain such information and exhibits as either Sandeep B. Thakore or Martin S. Wagner deems appropriate. Each such person hereby appoints each of Sandeep B. Thakore and Martin S. Wagner as attorneys-in-fact, with full power to act alone, to execute any such registration statements and any and all amendments thereto and any and all other documents in connection therewith, in the name of and on behalf of the Company and each such person, individually and in each capacity stated below, including the power to enter electronically such company identification numbers and passwords as may be required to effect such filing as described under the rules and regulations of the Securities and Exchange Commission (the "SEC"), and to file, either in paper or electronic form, with the SEC a form of this Power of Attorney. Each such person individually and in such capacities stated below hereby grants to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned could do personally or in the capacities as aforesaid.

                                   XEROX CREDIT CORPORATION


Dated: May 6, 1994                 By  /s/   David Roe
                                       ---------------------------------------
                                             David Roe
                                            President and
                                        Chief Executive Officer

                                                             President and
                                                  Chief Executive Officer and Director
      /s/ David Roe                                   (Principal Executive Officer)
- -----------------------------
        (David Roe)

                                                      Vice President and Treasurer
   /s/  Sandeep B. Thakore                          (Principal Financial Officer)
- -----------------------------
     (Sandeep B. Thakore)

                                                              Controller
      /s/ Paul G. Ryan                               (Principal Accounting Officer)
- -----------------------------
        (Paul G. Ryan)

    /s/ Donald R. Altieri                                      Director
- -----------------------------
     (Donald R. Altieri)

    /s/ David  R. McLellan                                     Director
- -----------------------------
     (David R. McLellan)

     /s/ Stuart B. Ross                                        Director
- -----------------------------
      (Stuart B. Ross)
